GIBRALTAR STEEL CORPORATION
                           INCENTIVE
                       STOCK OPTION PLAN
                  ___________________________

                Third Amendment and Restatement

                   __________________________


          WHEREAS, Gibraltar Steel Corporation, a Delaware corporation with offices at 3556 Lake Shore Road, Buffalo, New York 14219 (the "Company") adopted an incentive stock option plan known as the "Gibraltar Steel Corporation Incentive Stock Option Plan (the "Plan") on September 21, 1993 to enable the Company to attract and retain highly qualified individuals as officers and key employees of the Company by providing such officers and key employees an equity based form of incentive compensation; and

          WHEREAS, the Company amended the Plan effective August 9, 1994 to allow members of the Committee of Directors that administers the Plan to be eligible to receive options under the terms of other plans which, from time to time, are adopted and maintained by the Company including, but not limited to, the Gibraltar Steel Corporation Non-Qualified Stock Option Plan; and

          WHEREAS, the Company amended the Plan effective
February 15, 1996 to increase the total number of shares of common stock, par value $.01 per share of the Company
(hereinafter the "Common Stock") which may be issued in connection with options granted pursuant to the terms of the Plan by Two Hundred Thousand (200,000) shares; and

          WHEREAS, as a result of a change in the provisions of Rule 16b-3 as issued and in effect under the terms of the Securities and Exchange Act of 1934 prior to August 1, 1996, the Company desires to amend the Plan to allows options granted under the terms of the Plan, including previously issued options and options which may be issued in the future pursuant to the Plan to be transferred by any Executive Officers of the Company that have been granted such options to the extent that such options are not "qualified" options because the fair market value of the common stock of the Company (determined as of the date of the grant of such options) which can be acquired pursuant to the exercise of such options (to the extent such options first become exercisable in any calendar year) when added to the fair market value of the common stock of the Company which can be acquired pursuant to the terms of all other incentive stock options which first become exercisable in any such calendar year exceeds $100,000; and

WHEREAS, the Company also desires to amend the Plan to increase the total number of shares of Common Stock which may be issued in

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connection with options granted pursuant to the terms of the Plan by Two Hundred Fifty Thousand (250,000); and

          WHEREAS, the Company desires to amend and restate the terms of the Plan to permit the Executive Officers of the Company to transfer options which they have or been granted or may, in the future, be granted to the extent described above, to increase the number of share of Common Stock which may be issued in connection with options granted pursuant to the terms of the Plan and to make certain other technical amendments to the terms of the Plan;

          NOW, THEREFORE, in consideration of the foregoing, the Company hereby adopts the following as the Third Amendment and Restatement of the Gibraltar Steel Corporation Incentive Stock
Option Plan effective as of May 20, 1997:

     1. Purpose of Plan. The Gibraltar Steel Corporation Incentive Stock Option Plan (the "Plan") is intended to provide officers and other key employees of the Company and officers and other key employees of any subsidiaries of the Company as that term is defined in Section 3 below (hereinafter individually referred to as a "Subsidiary" and collectively as "Subsidiaries") with an additional incentive for them to promote the success of the business, to increase their proprietary interest in the success of the Company and its Subsidiaries, and to encourage them to remain in the employ of the Company or its Subsidiaries. The above aims will be effectuated through the granting of certain stock options, as herein provided, which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as the same has been and shall be amended ("Code").

     2. Administration. The Plan shall be administered by a Committee (the "Committee") composed of not less than two (2) Directors of the Company who shall be appointed by and serve at the pleasure of the Board of Directors of the Company. If the Committee is composed of two (2) Directors, both members of the Committee must approve any action to be taken by the Committee in order for such action to be deemed to be an action of the Committee pursuant to the provisions of this Plan. If the Committee is composed of more than two (2) Directors, a majority of the Committee shall constitute a quorum for the conduct of its business, and (a) the action of a majority of the Committee members present at any meeting at which a quorum is present, or
(b) action taken without a meeting by the approval in writing of a majority of the Committee members, shall be deemed to be action by the Committee pursuant to the provisions of the Plan. The Committee is authorized to adopt such rules and regulations for the administration of the Plan and the conduct of its business as

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it may deem necessary or proper.

          Any action taken or interpretation made by the Committee under any provision of the Plan or any option granted hereunder shall be in accordance with the provisions of the Code, and the regulations and rulings issued thereunder as such may be amended, promulgated, issued, renumbered or continued from time to time hereafter in order that, to the greatest extent possible, the options granted hereunder shall constitute "incentive stock options" within the meaning of the Code. All action taken pursuant to this Plan shall be lawful and with a view to obtaining for the Company and the option holder the maximum advantages under the law as then obtaining, and in the event that any dispute shall arise as to any action taken or interpretation made by the Committee under any provision of the Plan, then all doubts shall be resolved in favor of such having been done in accordance with the said Code and such revenue laws, amendments, regulations, rulings and provisions as may then be applicable. Any action taken or interpretation made by the Committee under any provision of the Plan shall be final. No member of the Board of Directors or the Committee shall be liable for any action, determination or interpretation taken or made under any provision of the Plan or otherwise if done in good faith.

     3. Participation. The Committee shall determine from among the officers and key employees of the Company and its Subsidiaries (as such term is defined in Section 424 of the Code) those individuals to whom options shall be granted (sometimes hereinafter referred to as "Optionees"), the terms and provisions of the options granted (which need not be identical), the time or times at which options shall be granted and the number of shares of Common Stock, (or such number of shares of stock in which the Common Stock may at any time hereafter be constituted), for which options are granted.

          In selecting Optionees and in determining the number of shares for which options are granted, the Committee may weigh and consider the following factors: the office or position of the Optionee and his degree of responsibility for the growth and success of the Company and its Subsidiaries, length of service, remuneration, promotions, age and potential. The foregoing factors shall not be considered to be exclusive or obligatory upon the Committee, and the Committee may properly consider any other factors which to it seems appropriate. The terms and conditions of any option granted by the Committee under this Plan shall be contained in a written statement which shall be delivered by the Committee to the Optionee as soon as practicable following the Committee's establishment of the terms and conditions of such option.

          An Optionee who has been granted an option under the

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Plan may be granted additional options under the Plan if the
Committee shall so determine.

          Notwithstanding the foregoing, if at the time an option is granted to an individual under this Plan, the individual owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, (or if such individual would be deemed to own such percentage of such stock under Section 424(d) of the Code) such option shall continue to be valid and binding upon the Company according to its terms but shall not be deemed to have been granted under this Plan and shall not be deemed to be an "incentive stock option" as defined in Section 422(b) of the Code unless: (a) the price per share at which common stock of the Company may be acquired in connection with the exercise of such options is not less than one hundred ten percent (110%) of the fair market value of such common stock, determined as of the date of the grant of such options; and (b) the period of time within which such options must be exercised does not exceed five (5) years from the date on which such options are granted. In addition, in no event shall any options be granted under this Plan at any time after the termination date set forth at the end of this Plan.

     4. Shares Subject to the Plan. The Company is authorized to issue options under this Plan for the purchase of the number of shares of Common Stock described in the following provisions of this Section 4. On September 21, 1993 (the date on which this Plan became effective), the aggregate number of shares of Common Stock which were reserved for issuance pursuant to options which were permitted to be granted hereunder was Four Hundred Thousand (400,000) shares (subject to the anti-dilutive adjustments provided for by Section 5 hereof). Effective February 15, 1996, in addition to the number of shares of Common Stock reserved for issuance pursuant to options which were permitted to be granted as of February 14, 1996, an additional Two Hundred Thousand (200,000) shares of Common Stock were reserved for issuance pursuant to options which may be granted hereunder. Effective May 20, 1997, in addition to the number of shares of Common Stock reserved for issuance pursuant to options which were permitted to be granted as of May 19, 1997, an additional Two Hundred Fifty Thousand (250,000) shares of Common Stock shall be reserved for issuance pursuant to options which may be granted hereunder. Accordingly, the total number of shares of Common Stock which may be issued pursuant to the exercise of options which may be granted under the terms of this Plan shall be equal to the sum of: (a) Four Hundred Thousand (400,000) shares (subject to anti-

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dilutive adjustments made at any time after September 21, 1993 pursuant to Section 5 hereof); (b) Two Hundred Thousand (200,000) shares (subject to anti-dilutive adjustments made at any time after February 15, 1996 pursuant to Section 5 hereof); and (c) Two Hundred Fifty Thousand (250,000) shares (subject to anti-dilutive adjustments made at any time after May 20, 1997 pursuant to Section 5 hereof).

          Notwithstanding the foregoing, if this amendment and restatement to the Plan is not approved by the stockholders of the Company within twelve (12) months following the effective date of this amendment and restatement, and if any options are issued pursuant to the terms of this Plan at any time after: (x) the total number of shares of Common Stock which may be acquired upon the exercise of all previously issued options equals: (y) the sum of: (i) Four Hundred Thousand (400,000) shares (subject to the anti-dilutive adjustments made at any time after September 21, 1993 pursuant to Section 5 hereof); and (ii) Two Hundred Thousand (200,000) shares (subject to anti-dilutive adjustments made at any time after February 15, 1996 pursuant to Section 5 hereof), any option issued after such time shall continue to be valid and binding upon the Company pursuant to its terms but shall not be deemed to be an "incentive stock option"as defined in section 422(b) of the Code.

          With respect to shares subject to options which expire or terminate pursuant to the provisions of this Plan without having been exercised in full, such shares shall be considered to be available again for placement under options granted thereafter under the Plan. Shares issued pursuant to the exercise of incentive stock options granted under the Plan shall be fully paid and non-assessable.

     5. Anti-Dilution Provisions. The aggregate number of shares of Common Stock and the class of such shares as to which options may be granted under the Plan, the number and class of such shares subject to each outstanding option, the price per share thereof (but not the total price), and the number of such shares as to which an option may be exercised at any one time, shall all be adjusted proportionately in the event of any change, increase or decrease in the outstanding shares of Common Stock Company or any change in classification of its Common Stock without receipt of consideration by the Company which results either from a split-up, reverse split or consolidation of shares, payment of a stock dividend, recapitalization, reclassification or other like capital adjustment so that upon exercise of the option, the Optionee shall receive the number and class of shares that he would have received had he been the holder of the number of shares of Common Stock for which the option is being exercised immediately preceding such change, increase or decrease in the outstanding shares of Common Stock. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

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

          Anything in this Section 5 to the contrary notwithstanding, no fractional shares or scrip representative of fractional shares shall be issued upon the exercise of any option. Any fractional share interest resulting from any change, increase or decrease in the outstanding shares of Common Stock or resulting from any reorganization, merger, or consolidation for which adjustment is provided in this Section 5 shall disappear and be absorbed into the next lowest number of whole shares, and the Company shall not be liable for any payment for such fractional share interest to the Optionee upon his exercise of the option.

     6. Option Price. The purchase price under each option issued shall be determined by the Committee at the time the option is granted, but in no event shall such purchase price be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant. If the Common Stock is listed upon an established stock exchange or exchanges on the day the option is granted, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted, or if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock.

          If the Common Stock is listed in the NASDAQ National Market System, the fair market value of the Common Stock shall be the average of the high and low closing sale prices in the NASDAQ National Market System on the day the option is granted, or if no sale of the Common Stock shall have been made on the NASDAQ National Market System on that day, on the next preceding day on which there was a sale of such stock.

     7. Option Exercise Periods. The time within which any option granted hereunder may be exercised shall be, by its terms, not earlier than one (1) year from the date such option is granted and not later than ten (10) years from the date such option is granted. Subject to the provisions of Section 10 hereof, the Optionee must remain in the continuous employment of the Company or any of its Subsidiaries from the date of the grant of the option to and including the date of exercise of option in order to be entitled to exercise his option. Options granted hereunder shall be exercisable in such installments and at such dates as the Committee may specify. In addition, with respect to all options granted under this Plan, unless the Committee shall specify otherwise, the right of each Optionee to exercise his option shall accrue, on a cumulative basis, as follows:

          (a) one-fourth (1/4) of the total number of shares of Common Stock which could be purchased (subject to adjustment as provided in Section 5 hereof) (such number being hereinafter referred to as the "Optioned Shares") shall become available for

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purchase pursuant to the option at the end of the one (1) year period beginning on the date of the option grant;

          (b) one-fourth (1/4) of the Optioned Shares shall become available for purchase pursuant to the option at the end of the two (2) year period beginning on the date of the option grant;

          (c) one-fourth (1/4) of the Optioned Shares shall become available for purchase pursuant to the option at the end of the three (3) year period beginning on the date of the option grant; and

          (d) one-fourth (1/4) of the Optioned Shares shall become available for purchase pursuant to the option at the end of the four (4) year period beginning on the date of the option grant.

          Continuous employment shall not be deemed to be interrupted by transfers between the Subsidiaries or between the Company and any Subsidiary, whether or not elected by termination from any Subsidiary of the Company and re-employment by any other Subsidiary or the Company. Time of employment with the Company shall be considered to be one employment for the purposes of this Plan, provided there is no intervening employment by a third party or no interval between employments which, in the opinion of the Committee, is deemed to break continuity of service. The Committee shall, at its discretion, determine the effect of approved leaves of absence and all other matters having to do with "continuous employment". Where an Optionee dies while employed by the Company or any of its Subsidiaries, his options may be exercised following his death in accordance with the provisions of Section 10 below.

          Notwithstanding the foregoing provisions of this
Section 7, in the event the Company or the stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, or in the event a Change of Control shall occur, an option shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of execution of such agreement and ending as of the earlier of: (i) ten (10) years from the date such option was granted; or (ii) ninety (90) days following the date on which a Change in Control occurs or the disposition of assets or stock contemplated by the agreement is consummated. Ninety (90) days following the consummation of any such disposition of assets or stock, or Change in Control, this Plan and any unexercised options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective, unless provision is made in connection with such transaction for

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assumption of options previously granted or the substitution for such options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices.

          For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if:

          (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than thirty percent (30%) of the then outstanding voting stock of the Company, otherwise than through a transaction arranged by, or consummated with the prior approval of its Board of Directors; or

          (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new director whose election to the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) (the "Continuing Directors") cease for any reason to constitute a majority thereof; or

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (provided, however, that if prior to the merger or consolidation, the Board of Directors of the Company adopts a resolution that is approved by a majority of the Continuing Directors providing that such merger or consolidation shall not constitute a "Change in Control" for purposes of the Plan, then such a merger or consolidation shall not constitute a "Change in Control"); or

          (d) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the assets of the Company.

          Any change or adjustment made pursuant to the terms of this paragraph shall be made in such a manner so as not to constitute a "modification" as defined in Section 424 of the Code, and so as not to cause any incentive stock option issued under this Plan to fail to continue to qualify as an incentive

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stock option as defined in Section 422(b) of the Code.
Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets, any unexercised unaccrued installments that had become exercisable solely by reason of the provisions of this paragraph shall again become unaccrued and unexercisable as of said termination of such agreement; subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which such option was granted. Any exercise of an installment prior to said termination of said agreement shall remain effective despite the fact that such installment became exercisable solely by reason of the Company or its stockholders entering into said agreement to dispose of the stock or assets of the Company.

     8. Exercise of Option. Options shall be exercised as follows:

          (a) Notice and Payment. Each option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, specifying the options being exercised (by reference to the date of the grant of the option), the number of shares to be purchased and the purchase price being paid, and accompanied by the payment of all or such part of the purchase price as shall be specified in the option, by cash, certified or bank check payable to the order of the Company. Each such notice shall contain representations on behalf of the Optionee that he acknowledges that the Company is selling the shares being acquired by him under a claim of exemption from registration under the Securities Act of 1933 as amended (the "Act"), as a transaction not involving any public offering; that he represents and warrants that he is acquiring such shares with a view to "investment" and not with a view to distribution or resale; and that he agrees not to transfer, encumber or dispose of the shares unless: (i) a registration statement with respect to the shares shall be effective under the Act, together with proof satisfactory to the Company that there has been compliance with applicable state law; or (ii) the Company shall have received an opinion of counsel in form and content satisfactory to the Company to the effect that the transfer qualifies under Rule 144 or some other disclosure exemption from registration and that no violation of the Act or applicable state laws will be involved in such transfer, and/or such other documentation in connection therewith as the Company's counsel may in its sole discretion require.

          (b) Issuance of Certificates. Certificates representing the shares purchased by the Optionee shall be issued as soon as practicable after the Optionee has complied with the provisions of Section 8(a) hereof.

          (c) Rights as a Stockholder.  The Optionee shall have

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no rights as a stockholder with respect to the shares of Common
Stock purchased until the date of the issuance to him of a certificate representing such shares.

     9. Assignment of Option. (a) Subject to the provisions of Sections 9(b) and 10(c) hereof, options granted under this Plan may not be assigned voluntarily or involuntarily or by operation of law and any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option, or any right thereunder, contrary to the provisions hereof shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

          (b) Notwithstanding anything to the contrary contained in the terms of the Plan as in effect at any time prior to the date hereof and notwithstanding anything to the contrary contained in the terms of any statement, letter or other document or agreement setting forth the terms and conditions of any options previously issued pursuant to the terms of this Plan, any and all Non-Qualified Options (as defined in Section 13 hereof) previously issued to any officer of the Company (as defined in Rule 16A-a(f) issued under the Securities and Exchange Act of 1934 (hereinafter an "Executive Officer")) pursuant to the terms of the Plan and, subject to the approval of the Committee, any Non-Qualified Options which may be granted or issued to any Executive Officer of the Company at any time in the future pursuant to the terms of the Plan shall be transferable by the Executive Officer to whom such Non-Qualified Options have been or are granted to: (i) the spouse, children or grandchildren of the Executive Officer (hereinafter "Immediate Family Members"); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members; or (iv) a private foundation established by the Executive Officer; provided that: (x) there may be no consideration for any such transfer; (y) in the case of Non-Qualified Options which may be granted in the future, the statement, letter or other document or agreement setting forth the terms and conditions of any such Non-Qualified Options must expressly provide for and limit the transferability of such Non-Qualified Options to transfers which are permitted by the foregoing provisions of this Section 9(b); and (z) any subsequent transfer of transferred Non-Qualified Options shall, except for transfers occurring as a result of the death of the transferee as contemplated by Section 10(e), be prohibited. Following the transfer of any Non-Qualified Options as permitted by the foregoing provisions of this Section 9(b), any such transferred Non-Qualified Options shall continue to be subject to the same terms and conditions applicable to such Non-Qualified Options

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immediately prior to the transfer; provided that, for purposes of this Plan, the term "Optionee" shall be deemed to refer to the transferee. Notwithstanding the foregoing, the events of termination of employment of Section 10 hereof shall continue to be applied with respect to the original Optionee for the purpose of determining whether or not the Non-Qualified Options shall be exercisable by the transferee and, upon termination of the original Optionee's employment, the Non-Qualified Options shall be exercisable by the transferee only to the extent and for the periods specified in Section 10 below.

     10. Effect of Termination of Employment, Death or Disability. (a) In the event of the termination of employment of an Optionee during the two (2) year period after the date of issuance of an option to him either by reason of: (i) a discharge for cause; or (ii) voluntary separation on the part of the Optionee and without consent of the Company or the Subsidiary for whom the Optionee was employed, any option or options theretofore granted to him under this Plan, to the extent not theretofore exercised by him, shall forthwith terminate.

          (b) In the event of the termination of employment of an Optionee (otherwise than by reason of death or retirement of the Optionee at his Retirement Date) by the Company or by any of the Subsidiaries employing the Optionee at such time, any option or options granted to him under the Plan to the extent not theretofore exercised shall be deemed cancelled and terminated forthwith, except that, subject to the provisions of subparagraph
(a) of this Section, such Optionee may exercise any options theretofore granted to him, which have not then expired and which are otherwise exercisable within the provisions of Section 7 hereof, within three (3) months after such termination. If the employment of an Optionee shall be terminated by reason of the Optionee's retirement at his Retirement Date by the Company or by any of the Subsidiaries employing the Optionee at such time, the Optionee shall have the right to exercise such option or options held by him to the extent that such options have not expired, at any time within three (3) months after such retirement. The provisions of Section 7 to the contrary notwithstanding, upon retirement, all options held by an Optionee shall be immediately exercisable in full. The transfer of an Optionee from the employ of the Company to a Subsidiary corporation of the Company or vice versa, or from one Subsidiary corporation of the Company to another, shall not be deemed to constitute a termination of employment for purposes of this Plan.

          (c) In the event that an Optionee shall die while employed by the Company or by any of the Subsidiaries or shall die within three (3) months after retirement on his Retirement Date (from the Company or any Subsidiary), any option or options granted to him under this Plan and not theretofore exercised by him or expired shall be exercisable by the estate of the Optionee

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or by any person who acquired such option by bequest or
inheritance from the Optionee in full, notwithstanding Section 7, at any time within one (1) year after the death of the Optionee.
References herein above to the Optionee shall be deemed to include any person entitled to exercise the option after the death of the Optionee under the terms of this Section.

          (d) In the event of the termination of employment of an Optionee by reason of the Optionees' disability, the Optionee shall have the right, notwithstanding the provisions of Section 7 hereof, to exercise all options held by him, to the extent that options have not previously expired or been exercised, at any time within one (1) year after such termination. The term "disability" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986.

          (e) For the purposes of this Plan, "Retirement Date" shall mean, with respect an Optionee, the date the Optionee actually retires from his employment with the Company or, if applicable, the Subsidiary by whom he is employed; provided that such date occurs on or after the date the Optionee is otherwise entitled to retire under the terms of the retirement plan of the Company or, if applicable, the Subsidiary by whom the Optionee is employed.

     11. Amendment and Termination of the Plan. The Board of Directors of the Company may at any time suspend, amend or terminate the Plan; provided, however, that except as permitted in Section 13 hereof, no amendment or modification of the Plan which would:

          (a) increase the maximum aggregate number of shares as to which options may be granted hereunder (except as contemplated in Section 5); or

          (b) reduce the option price or change the method of determining the option price; or

          (c) increase the time for exercise of options to be granted or those which are outstanding beyond a term of ten (10) years; or

          (d) change the designation of the employees or class of employees eligible to receive options under this Plan,

          may be adopted unless with the approval of the holders of a majority of the outstanding shares of Common Stock represented at a stockholders' meeting of the Company, or with the written consent of the holders of a majority of the outstanding shares of Common Stock. No amendment, suspension or termination of the Plan may, without the consent of the holder of

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the option, terminate his option or adversely affect his rights in any material respect.

     12. Incentive Stock Options; Power to Establish Other Provisions. It is intended that the Plan shall conform to and (except as otherwise expressly set forth herein) each option shall qualify and be subject to exercise only to the extent that it does qualify as an "incentive stock option" as defined in
Section 422 of the Code and as such section may be amended from time to time or be accorded similar tax treatment to that accorded to an incentive stock option by virtue of any new revenue laws of the United States. The Board of Directors may make any amendment to the Plan which shall be required so to conform the Plan. Subject to the provisions of the Code, the Committee shall have the power to include such other terms and provisions in options granted under this Plan as the Committee shall deem advisable. The grant of any options pursuant to the terms of this Plan which do not qualify as "incentive stock options" as defined in Section 422 of the Code is hereby approved provided that the maximum number of shares of Common Stock of the Company which can be issued pursuant to the terms of this Plan (as provided for in Section 4 hereof) is not exceeded by the grant of any such options and, to the extent that any options previously granted pursuant to the terms of this Plan were not "incentive stock options" within the meaning of Section 422 of the Code, the grant of such options is hereby ratified, approved and confirmed.

     13. Maximum Annual Value of Options Exercisable. Notwithstanding any provisions of this Plan to the contrary if:
(a) the sum of: (i) the fair market value (determined as of the date of the grant) of all options granted to an Optionee under the terms of this Plan which become exercisable for the first time in any one calendar year; and (ii) the fair market value (determined as of the date of the grant) of all options previously granted to such Optionee under the terms of this Plan or any other incentive stock option plan of the Company or its subsidiaries which also become exercisable for the first time in such calendar year; exceeds (b) $100,000; then, (c) those options shall continue to be binding upon the Company in accordance with their terms but, to the extent that the aggregate fair market of all such options which become exercisable for the first time in any one calendar year (determined as of the date of the grant) exceeds $100,000, such options (referred to, for purposes of this Plan, as "Non-Qualified Options") shall not be deemed to be incentive stock options as defined in Section 422(b) of the Code. For purposes of the foregoing, the determination of which options shall be recharacterized as not being incentive stock options issued under the terms of this Plan shall be made in inverse order of their grant dates and, accordingly, the last options received by the Optionee shall be the first options to be recharacterized as not being incentive stock options granted

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pursuant to the terms of the Plan.

     14. General Provisions (a) No incentive stock option shall be construed as limiting any right which the Company or any parent or subsidiary of the Company may have to terminate at any time, with or without cause, the employment of an Optionee.

          (b) The Section headings used in this Plan are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any of the provisions hereof.

          (c) The masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the other whenever the content so indicates or requires.

          (d) No options shall be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board of Directors of the Company or approved by the stockholders of the Company, whichever is earlier.

     15. Effective Date and Duration of the Plan. The Plan became effective on September 21, 1993, the date the adoption of the Plan was approved by the Board of Directors of the Company. On November 5, 1993, as required by Section 422 of the Code, the Plan was approved by the Stockholders of the Company. The Plan will terminate on September 20, 2003; provided however, that the termination of the Plan shall not be deemed to modify, amend or otherwise affect the terms of any options outstanding on the date the Plan terminates.

     IN WITNESS WHEREOF, the undersigned has executed this Plan by and on behalf of the Company on and as of the 20th day of May, 1997.

                              GIBRALTAR STEEL CORPORATION



                              By: /s/ Walter T. Erazmus
                                  Walter T. Erazmus
                                  Executive Vice President

DATE ADOPTED BY BOARD OF DIRECTORS:  September 21, 1993
DATE APPROVED BY STOCKHOLDERS:  November 5, 1993
TERMINATION DATE:  September 21, 2003

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